UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 24, 2019

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Public Square, Suite 3300 Cleveland, Ohio		44114-2315
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders (the "Annual Meeting") of Cleveland-Cliffs Inc. (the "Company") was held on April 24, 2019. The final voting results for the proposals submitted for a vote of Shareholders at the Annual Meeting are set forth below:
As of February 25, 2019, there were 290,568,635 common shares of the Company entitled to vote at the Annual Meeting. Each such share was entitled to one vote. There were present at the Annual Meeting, in person or by proxy, holders of 259,415,326 common shares representing more than a majority of the voting power and constituting a quorum.
At the meeting, the Shareholders voted on the following items:
Proposal No. 1 - Election of Directors
All of the Company's nominees were elected as directors by the votes indicated below for a term that will expire on the date of the 2020 annual meeting of Shareholders:

NOMINEES	FOR	WITHHOLD	BROKER NON-VOTES
John T. Baldwin	169,322,965	2,823,051	87,269,310
Robert P. Fisher, Jr.	170,046,726	2,099,290	87,269,310
Lourenco Goncalves	169,556,968	2,589,048	87,269,310
Susan M. Green	168,868,823	3,277,193	87,269,310
M. Ann Harlan	170,699,052	1,446,964	87,269,310
Janet L. Miller	170,686,426	1,459,590	87,269,310
Joseph A. Rutkowski, Jr.	169,289,465	2,856,551	87,269,310
Eric M. Rychel	169,289,221	2,856,795	87,269,310
Michael D. Siegal	169,426,480	2,719,536	87,269,310
Gabriel Stoliar	169,281,161	2,864,855	87,269,310
Douglas C. Taylor	168,412,895	3,733,121	87,269,310
Proposal No. 2 - Approval on an Advisory Basis of the Named Executive Officers' Compensation
This proposal, which was on an advisory basis, received an affirmative vote of 70.56%, which is significantly more than a majority of the shares present, in person or by proxy, and entitled to vote. The voting results were as follows:

FOR	120,248,209
AGAINST	50,163,750
ABSTAIN	1,734,057
BROKER NON-VOTES	87,269,310

Proposal No. 3 - Ratification of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2019
This proposal received an affirmative vote of more than a majority of the shares present, in person or by proxy, and entitled to vote. The voting results were as follows:

FOR	256,284,949
AGAINST	2,459,286
ABSTAIN	671,091

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	April 26, 2019	By:	/s/ James D. Graham
Name: James D. Graham
Title: Executive Vice President, Chief Legal Officer & Secretary